TEMPLETON GLOBAL SMALLER
COMPANIES FUND, INC. -
ADVISOR CLASS
                                                               [GRAPHIC OMITTED]
                                                        FRANKLIN(R) TEMPLETON(R)
                                            100 FOUNTAIN PARKWAY, P.O. BOX 33030
                                ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN (R)

STATEMENT OF
ADDITIONAL INFORMATION
JANUARY 1, 1999
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This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated January 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended August 31, 1998, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).


CONTENTS


Goal and Strategies..........................................     2
Risks........................................................     5
Officers and Directors.......................................     8
Management and Other Services.................................   13
Portfolio Transactions........................................   15
Distributions and Taxes.......................................   16
Organization, Voting Rights and
 Principal Holders............................................   17
Buying and Selling Shares.....................................   18
Pricing Shares................................................   21
The Underwriter...............................................   21
Performance...................................................   21
Miscellaneous Information.....................................   23
Description of Bond Ratings...................................   24


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

/bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
         THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

/bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
         BANK;

/bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
         PRINCIPAL.
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                                                                  103 SAIA 01/99
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GOAL AND STRATEGIES
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The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund tries to achieve its goal by investing primarily in the equity securities of smaller companies located anywhere in the world, including emerging markets.

SMALLER COMPANIES Because the fund is permitted to apply the U.S. size standard on a global basis, it may invest in issues that might rank above the lowest 20% by total market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

The fund may invest without percentage limitation in domestic or foreign securities. It may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. It may invest up to 5% of its total assets in securities issued by any one company or foreign government. It may invest any amount of its assets in U.S. government securities. It may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. It may invest up to 10% of its total assets in restricted securities, securities with a limited trading market and securities which are not otherwise readily marketable.

The fund's principal investments are in equity securities, including common and preferred stocks. It also invests in American, European and Global Depositary Receipts. It may invest up to 35% of its assets in securities other than equity securities, including both rated and unrated debt securities.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. As an operating policy, the fund will not invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.)

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be


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apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (1940 Act). As a result, a fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.

DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

REPURCHASE AGREEMENTS The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian, securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board, i.e., banks or broker-dealers that have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in: (1) debt securities of companies of any nation; (2) debt securities of the U.S. government or its political subdivisions and of other governments; (3) short-term (maturities up to 60 days) time deposits with banks; (4) commercial paper; and (5) repurchase agreements with banks and broker-dealers.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS The fund has adopted the following investment policies and restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund primarily invests in common stocks and all types of common stock equivalents, including rights, warrants and preferred stock, of companies of various nations throughout the world. The fund seeks to achieve its investment goal of long-term capital growth by investing primarily in securities of smaller companies globally. The fund seeks investment opportunities in all types of securities issued by companies or governments of any nation, both developed and underdeveloped. Under normal circumstances, the fund will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the United States). Consistent with its investment objective, the fund expects to invest at least 75% of its portfolio in issuers whose individual market capitalizations would place them (at the time of purchase) in the same size range as companies in approximately the lowest 20% by total


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market capitalization of companies that have equity securities listed on a U.S. national securities exchange or traded in the NASDAQ system. Whenever, in the judgment of the manager, market or economic conditions warrant, the fund may, for temporary defensive purposes, invest in (i) bonds and other debt obligations of companies of various nations throughout the world, (ii) debt obligations of the United States Government or its political subdivisions, (iii) debt obligations  of other  governments,  (iv)  short-term  time  deposits with banks
(maturities of 60 days or less), (v) certain repurchase agreements (United States Government obligations with a simultaneous agreement with the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest), and (vi) commercial paper. Certain of these debt obligations may consist of high-risk, lower quality debt securities. The fund may purchase sponsored or unsponsored ADRs, EDRs and GDRs.

In addition, the fund may not:


1. Invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S. government securities).

2. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts, or, as an operating policy approved by the board, invest in closed-end investment companies.

3. Purchase or retain securities of any company in which directors or officers of the fund or of the manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

4. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

5. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads.

6. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the fund may buy U.S. government obligations with a simultaneous agreement with the seller to repurchase them within no more than seven days at the original repurchase price plus accrued interest.


7. Borrow money for any purpose other than redeeming its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage, or hypothecate its assets for any purpose other than to secure such borrowings, and then only to such extent not exceeding 10% of the value of its total assets as the board of directors may by resolution approve. The fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of its shares.


8. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

9. Invest more than 5% of its total assets in warrants whether or not listed on the New York Stock Exchange or the American Stock Exchange, and more than 2% of its total assets in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction.

10. Invest more than 10% of its total assets in restricted securities, securities with a limited trading market (which the fund may not be able to dispose of at the current market price) or those which are not otherwise readily marketable with readily available current market quotations.

11.  Invest more than 25% of its total assets in a single industry.

12. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

13. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the fund, other clients and/or mutual funds within the Franklin Templeton Group of Funds.)

The fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

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The fund has undertaken with a state securities commission that it will limit investments in illiquid securities to no more than 5% of its total assets.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


With the exception of Investment Restrictions Numbers 10 and 11, above, nothing herein shall be deemed to prohibit the fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the fund by the issuer, except that no such purchase may be made if, as a result, the fund would no longer be a diversified investment company as defined in the 1940 Act. Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of the fund's interest in the issuing company. Therefore, the exception applies in cases where the limits set forth in any investment policy or restriction would otherwise be exceeded by exercising rights, or have already been exceeded as a result of fluctuations in the market value of the fund's portfolio securities.

RISKS
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FOREIGN SECURITIES The fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the fund may not invest more than 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a


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number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to fund shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated with obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of intercompany debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while


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applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

CURRENCY The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) will be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, the manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the fund's investments.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

INTEREST RATE To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities


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involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the fund must distribute substantially all of its income to shareholders (see "Distributions and Taxes"). Thus, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

OFFICERS AND DIRECTORS
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The fund has a board of directors. The board is responsible for the overall management of the fund, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.



                                            POSITION(S) HELD
 NAME, AGE AND ADDRESS                      WITH THE FUND        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
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  Harris J. Ashton (66)                     Director             Director, RBC Holdings, Inc. (bank holding company)
  191 Clapboard Ridge Road                                       and Bar-S Foods (meat packing company); director
  Greenwich, CT 06830                                            or trustee, as the case may be, of 49 of the investment
                                                                 companies in the Franklin Templeton Group of Funds; and
                                                                 FORMERLY, President, Chief Executive Officer and Chairman
                                                                 of the Board, General Host Corporation (nursery and craft
                                                                 centers.)
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                                          POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE FUND          PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
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* Nicholas F. Brady (68)                   Director              Chairman, Templeton Emerging Markets Investment Trust
  The Bullitt House                                              PLC, Templeton Latin America Investment Trust PLC,
  102 East Dover Street                                          Darby Overseas Investments, Ltd. and Darby Emerging
  Easton, MD 21601                                               Markets Investments LDC (investment firms) (1994-present);
                                                                 Director, Templeton Global Strategy Funds, Amerada Hess
                                                                 Corporation (exploration and refining of natural gas),
                                                                 Christiana Companies, Inc. (operating and investment
                                                                 companies), and H.J. Heinz Company (processed foods and
                                                                 allied products); director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Secretary of the United States
                                                                 Department of the Treasury (1988-1993) and Chairman of the
                                                                 Board, Dillon, Read & Co., Inc. (investment banking) prior to
                                                                 1988.
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* Harmon E. Burns (53)                   Director and            Executive Vice President and Director, Franklin Resources, Inc.,
  777 Mariners Island Blvd.              Vice President          Franklin Templeton Distributors, Inc. and Franklin Templeton
  San Mateo, CA 94404                                            Services, Inc.; Executive Vice President, Franklin Advisers, Inc.;
                                                                 Director, Franklin/Templeton Investor Services, Inc; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.
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  S. Joseph Fortunato (66)                Director               Member of the law firm of Pitney, Hardin, Kipp & Szuch;
  Park Avenue at Morris County                                   director or trustee, as the case may be, of 51 of
  P.O. Box 1945                                                  the investment companies in the Franklin Templeton Group
  Morristown, NJ 07962-1945                                      of Funds.
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  John Wm. Galbraith (77)                 Director               President, Galbraith Properties, Inc. (personal investment
  360 Central Avenue                                             company); Director Emeritus, Gulf West Banks, Inc. (bank holding
  Suite 1300                                                     company) (1995-present); director or trustee, as the case may be,
  St. Petersburg, FL 33701                                       of 20 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Director, Mercantile Bank
                                                                 (1991-1995), Vice Chairman, Templeton, Galbraith & Hansberger Ltd.
                                                                 (1986-1992), and Chairman, Templeton Funds Management, Inc.
                                                                 (1974-1991).
-----------------------------------------------------------------------------------------------------------------------------------
  Andrew H. Hines, Jr. (75)               Director               Consultant for the Triangle Consulting Group;
  150 2nd Avenue N.                                              Executive-in-Residence of Eckerd College (1991-present); director
  St. Petersburg, FL 33701                                       or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY,
                                                                 Chairman and Director, Precise Power Corporation (1990-1997),
                                                                 Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and
                                                                 Chairman of the Board and Chief Executive Officer, Florida
                                                                 Progress Corporation (holding company in the energy area)
                                                                 (1982-1990) and director of various of its subsidiaries.
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                                       9
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                                          POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE FUND          PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
* Charles B. Johnson (65)                 Director and           President, Chief Executive Officer and Director, Franklin
  777 Mariners Island Blvd.               Vice President         Resources, Inc.; Chairman of the Board and Director, Franklin
  San Mateo, CA 94404                                            Advisers, Inc., Franklin Advisory Services, Inc., Franklin
                                                                 Investment Advisory Services, Inc. and Franklin Templeton
                                                                 Distributors, Inc.; Director, Franklin/Templeton Investor
                                                                 Services, Inc. and Franklin Templeton Services Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.
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  Betty P. Krahmer (69)                   Director               Director or trustee of various civic associations; director or
  2201 Kentmere Parkway                                          trustee, as the case may be, of 21 of the investment companies in
  Wilmington, DE 19806                                           the Franklin Templeton Group of Funds; and FORMERLY, Economic
                                                                 Analyst, U.S. government.
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  Gordon S. Macklin (70)                  Director               Director, Fund American Enterprises Holdings, Inc., Martek
  8212 Burning Tree Road                                         Biosciences Corporation, MCI WorldCom (information services),
  Bethesda, MD 20817                                             MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the
                                                                 Franklin Templeton Group of Funds; and FORMERLY, Chairman, White
                                                                 River Corporation (financial services) and Hambrecht and Quist
                                                                 Group (investment banking), and President, National Association of
                                                                 Securities Dealers, Inc.
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  Fred R. Millsaps (69)                   Director               Manager of personal investments (1978-present); director of
  2665 NE 37th Drive                                             various business and nonprofit organizations; director or
  Fort Lauderdale, FL 33308                                      trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman
                                                                 and Chief Executive Officer, Landmark Banking Corporation
                                                                 (1969-1978), Financial Vice President, Florida Power and Light
                                                                 (1965-1969), and Vice President, Federal Reserve Bank of Atlanta
                                                                 (1958-1965).
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  Charles E. Johnson (42)                  President             Senior Vice President and Director, Franklin Resources, Inc.;
  500 East Broward Blvd.                                         Senior Vice President, Franklin Templeton Distributors, Inc.;
  Fort Lauderdale, FL                                            President and Director, Templeton Worldwide, Inc.; Chairman and
  33394-3091                                                     Director, Templeton Investment Counsel, Inc.; Vice President,
                                                                 Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.
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                                       10
PAGE
                                         POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE FUND          PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Mark G. Holowesko (38)                 Vice President          President, Templeton Global Advisors Limited; Chief Investment
  Lyford Cay                                                     Officer, Global Equity Group; Executive Vice President and
  Nassau, Bahamas                                                Director, Templeton Worldwide, Inc.; officer of 21 of the
                                                                 investment companies in the Franklin Templeton Group of Funds; and
                                                                 FORMERLY, Investment Administrator, RoyWest Trust Corporation
                                                                 (Bahamas) Limited (1984-1985).
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  Rupert H. Johnson, Jr. (58)            Vice President          Executive Vice President and Director, Franklin Resources, Inc.
  777 Mariners Island Blvd.                                      and Franklin Templeton Distributors, Inc.; President and Director,
  San Mateo, CA 94404                                            Franklin Advisers, Inc; Senior Vice President and Director,
                                                                 Franklin Advisory Services, Inc. and Franklin Investment Advisory
                                                                 Services, Inc.; Director, Franklin/Templeton Investor Services,
                                                                 Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.
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  Deborah R. Gatzek (50)                  Vice President         Senior Vice President and General Counsel, Franklin Resources,
  777 Mariners Island Blvd.                                      Inc.; Senior Vice President, Franklin Templeton Services, Inc. and
  San Mateo, CA 94404                                            Franklin Templeton Distributors, Inc.; Executive Vice President,
                                                                 Franklin Advisers, Inc.; Vice President, Franklin Advisory
                                                                 Services, Inc.; Vice President, Chief Legal Officer and Chief
                                                                 Operating Officer, Franklin Investment Advisory Services,
                                                                 Inc.; and officer of 53 of the investment companies in the
                                                                 Franklin Templeton Group of Funds.
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  Martin L. Flanagan (38)                 Vice President         Senior Vice President and Chief Financial Officer, Franklin
  777 Mariners Island Blvd.                                      Resources, Inc.; Executive Vice President and Director, Templeton
  San Mateo, CA 94404                                            Worldwide, Inc.; Executive Vice President, Chief Operating Officer
                                                                 and Director, Templeton Investment Counsel, Inc.; Executive Vice
                                                                 President and Chief Financial Officer, Franklin Advisers, Inc.;
                                                                 Chief Financial Officer, Franklin Advisory Services, Inc. and
                                                                 Franklin Investment Advisory Services, Inc.; President and
                                                                 Director, Franklin Templeton Services, Inc.; Senior Vice President
                                                                 and Chief Financial Officer, Franklin/Templeton Investor Services,
                                                                 Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.
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  John R. Kay (58)                       Vice President          Vice President and Treasurer, Templeton Worldwide, Inc.; Assistant
  500 East Broward Blvd.                                         Vice President, Franklin Templeton Distributors, Inc.; officer
  Fort Lauderdale, FL                                            of 25 of the investment companies in the Franklin Templeton Group
  33394-3091                                                     of Funds; and FORMERLY, Vice President and Controller, Keystone
                                                                 Group, Inc.
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                                       11
PAGE

                                        POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE FUND          PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Elizabeth M. Knoblock (43)            Vice President-          General Counsel, Secretary and Senior Vice President, Templeton
  500 East Broward Blvd.                Compliance               Investment Counsel, Inc.; Senior Vice President, Templeton Global
  Fort Lauderdale, FL                                            Investors, Inc.; officer of 21 of the investment companies in the
  33394-3091                                                     Franklin Templeton Group of Funds; and FORMERLY, Vice President
                                                                 and Associate General Counsel, Kidder Peabody & Co. (1989-1990),
                                                                 Assistant General Counsel, Gruntal & Co., Inc. (1988), Vice
                                                                 President and Associate General Counsel, Shearson Lehman Hutton
                                                                 Inc. (1988), Vice President and Assistant General Counsel, E.F.
                                                                 Hutton & Co. Inc. (1986-1988), and Special Counsel of the Division
                                                                 of Investment Management, U.S. Securities and Exchange Commission
                                                                 (1984-1986).
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  James R. Baio (44)                    Treasurer                Certified Public Accountant; Treasurer, Franklin Mutual Advisers,
  500 East Broward Blvd.                                         Inc.; Senior Vice President, Templeton Worldwide, Inc., Templeton
  Fort Lauderdale, FL                                            Global Investors, Inc. and Templeton Funds Trust Company; officer
  33394-3091                                                     of 22 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Young
                                                                 (certified public accountants) (1977-1989).
-----------------------------------------------------------------------------------------------------------------------------------
  Barbara J. Green (51)                 Secretary                Senior Vice President, Templeton Worldwide, Inc. and Templeton
  500 East Broward Blvd.                                         Global Investors, Inc.; officer of 21 of the investment companies
  Fort Lauderdale, FL                                            in the Franklin Templeton Group of Funds; and FORMERLY, Deputy
  33394-3091                                                     Director of the Division of Investment Management, Executive
                                                                 Assistant and Senior Advisor to the Chairman, Counselor to the
                                                                 Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
                                                                 Exchange Commission (1986-1995), Attorney, Rogers & Wells, and
                                                                 Judicial Clerk, U.S. District Court (District of Massachusetts).
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* This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


The fund pays noninterested board members and Mr. Brady an annual retainer of $8,000 and a fee of $400 per board meeting attended. Board members who serve on the audit committee of the fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the fund and by the Franklin Templeton Group of Funds.


                                       12
PAGE


                                                                         NUMBER OF BOARDS
                                                     TOTAL FEES          IN THE FRANKLIN
                                 TOTAL FEES       RECEIVED FROM THE      TEMPLETON GROUP
                               RECEIVED FROM     FRANKLIN TEMPLETON     OF FUNDS ON WHICH
NAME                             THE FUND(1)       GROUP OF FUNDS(2)       EACH SERVES(3)
------------------------------------------------------------------------------------------
Harris J. Ashton .............   $ 10,000              $361,157                  49
Nicholas F. Brady ............     10,000               140,975                  21
S. Joseph Fortunato ..........     10,000               367,835                  51
John Wm. Galbraith ...........      9,588               134,425                  20
Andrew H. Hines, Jr. .........     10,088               208,075                  22
Betty P. Krahmer .............     10,000               141,075                  21
Gordon S. Macklin ............     10,000               361,157                  49
Fred R. Millsaps .............     10,088               210,075                  22


1. For the fiscal year ended August 31, 1998. During the period from September 1, 1997, through February 27, 1998, an annual retainer of $6,000 and fees at the rate of $500 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds cur-rently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.


Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Templeton Investment Counsel, Inc. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.


The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom, and the U.S.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to

                                       13
PAGE


recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of 0.75% of the fund's average daily net assets.


The fee is computed according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended August 31, the fund paid the following management fees:


                 MANAGEMENT
               FEES PAID ($)
-----------------------------
1998 .........   13,469,024
1997 .........   13,090,483
1996 .........   11,134,701

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the fund to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.


ADMINISTRATION FEES The fund pays FT Services a monthly fee equal to an annual rate of:

/bullet/ 0.15% of the fund's average daily net assets up to $200 million;

/bullet/ 0.135% of average daily net assets over $200 million up to $700 million;

/bullet/ 0.10% of average daily net assets over $700 million up to $1.2 billion;
         and

/bullet/ 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended August 31, the fund paid the following administration fees:


               ADMINISTRATION
                FEES PAID ($)
------------------------------
1998 .........    1,921,902
1997 .........    1,884,048
1996 .........    1,688,684

For the periods prior to October 1, 1996, Templeton Global Investors, Inc. provided administrative services to the fund.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.


CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and monitors and furnishes information relevant to the selection of compulsory depositories.


AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the fund's independent

                                       14
PAGE


auditor. The auditor gives an opinion on the financial statements included in the fund's Annual Report to Shareholders and reviews the fund's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.


It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.


During the last three fiscal years ended August 31, the fund paid the following brokerage commissions:

                  BROKERAGE
               COMMISSIONS ($)
-------------------------------
1998 .........   3,778,228
1997 .........   2,124,639
1996 .........     425,000


As of August 31, 1998, the fund did not own securities of its regular broker-dealers.

                                       15
PAGE


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.


The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these amounts in December (or in January, to be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize


                                       16
PAGE



will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 8.18% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.


ORGANIZATION, VOTING RIGHTS AND
PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

The fund is a diversified, open-end management investment company, commonly called a mutual fund. The fund was organized as a Maryland corporation on February 4, 1981, and is registered with the SEC.

The fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. The fund may offer additional classes of shares in the future. The full title of each class is:

/bullet/ Templeton Global Smaller Companies Fund, Inc. - Class A

/bullet/ Templeton Global Smaller Companies Fund, Inc. - Class B

/bullet/ Templeton Global Smaller Companies Fund, Inc. - Class C

/bullet/ Templeton Global Smaller Companies Fund, Inc. - Advisor Class

The fund changed its name from Templeton Smaller Companies Growth Fund, Inc. to Templeton Global Smaller Companies Fund, Inc. on May 15, 1996.

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The fund does not intend to hold annual shareholder meetings. The fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, the fund is required to help you communicate with other


                                       17
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shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.


As of December 14, 1998, the principal shareholders of the fund, beneficial or of record, were:

NAME AND ADDRESS          SHARE CLASS     PERCENTAGE (%)
----------------------------------------------------------
Franklin Templeton
 Trust Company/1/
Trustee for ValuSelect
Franklin Templeton 401K
P.O. Box 2438
Rancho Cordova,
 CA 95741-2438 ..........   Advisor       41.04

Franklin Templeton
 Trust Company/1/
Trustee for ValuSelect
Franklin Resources Profit
 Sharing Plan
P.O. Box 2438
Rancho Cordova,
 CA 95741-2438 ..........   Advisor       32.11


1. Franklin Templeton Trust Company is a California corporation and is wholly owned by Franklin Resources, Inc.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of December 14, 1998, the officers and board members, as a group, owned of record and beneficially 4.87% of the fund's Advisor Class shares and less than 1% of the outstanding shares of the fund's other classes. The board members may own shares in other funds in the Franklin Templeton Group of Funds.


BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.


For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have his legal and investment advisors determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject.


Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

/bullet/ Was formed at least six months ago,

/bullet/ Has a purpose other than buying fund shares at a discount,

/bullet/ Has more than 10 members,

/bullet/ Can arrange for meetings between our representatives and group members,

/bullet/ Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

/bullet/ Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

/bullet/ Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton

                                       18
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Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for

                                       19
PAGE



redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin/Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

                                       20
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PRICING SHARES
--------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.


Trading in securities on European, Far Eastern and some other securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
--------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the fund's Advisor Class shares.

PERFORMANCE
--------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every nonstandardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by

                                       21
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the fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 2, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the fund's Class A shares. For periods after January 2, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns for the indicated periods ended August 31, 1998, were:

                            1 YEAR      5 YEARS       10 YEARS
-----------------------------------------------------------------
Advisor Class .........    -21.51%       5.98%         9.33%

These figures were calculated according to the SEC formula:

P(1+T)/n/ = ERV

where:


P =   a hypothetical initial payment of $1,000

T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gains distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 1998, were:


                            1 YEAR      5 YEARS       10 YEARS
-----------------------------------------------------------------
Advisor Class .........    -21.51%       33.71%        143.98%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure

                                       22
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for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


From time to time, the fund and the manager may also refer to the following information:

/bullet/ The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/ The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International /registered trademark/ or a similar financial organization.

/bullet/ The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International /registered trademark/ or a similar financial organization.

/bullet/ The geographic and industry distribution of the fund's portfolio and the fund's top ten holdings.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

/bullet/ To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

/bullet/ The major industries located in various jurisdictions as published by the Morgan Stanley Index.

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.


/bullet/ A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

/bullet/ Quotations from the Templeton organization's founder, Sir John
         Templeton,* advocating the virtues of diversification and long-term investing.


-------------------------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to


                                       23
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fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.


The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.


The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


DESCRIPTION OF BOND RATINGS
--------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       24
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Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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